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                         ALL-TECH INVESTMENT GROUP, INC

                             1998 STOCK OPTION PLAN


        1. Purpose. The ALL-TECH INVESTMENT GROUP, INC 1998 Stock Option Plan (the "Plan") is intended to increase incentive and encourage the continued employment of key employees and the continued services of key non-employees by facilitating their purchase of stock in ALL-TECH INVESTMENT GROUP, INC (the "Corporation"). It is intended that options issued pursuant to this Plan may constitute (a) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or (b) non-qualified stock options.

        2. Definitions. As used herein:

           (a) "Corporation" means ALL-TECH INVESTMENT GROUP, INC, a Colorado limited liability company.

           (b) "Board" means the Board of Managers of the Corporation.

           (c) "Common Stock" means the $0.001 par value Common Stock of the Corporation.

           (d) "Code" means the Internal Revenue Code of 1986, as amended.

           (e) "Committee" means the Compensation Committee appointed by the Board in accordance with paragraph 4 of this Plan.

           (f) "Continuous Employment" or "Continuous Status as an Employee" means the absence of any interruption or termination of employment by the Corporation or any Parent or Subsidiary of the Corporation. Employment shall not be considered interrupted in the case of maternity leave, sick leave, military leave or any other leave of absence approved by the Corporation or any Parent or Subsidiary of the Corporation, or in the case of transfers between the Corporation and a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or any Parent or Subsidiary of either.
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           (g) "Employee" means any person employed on a full-time basis by the
Corporation or any Parent or Subsidiary of the Corporation.

           (h) "Incentive Option" means a stock option designated as, and qualified as an "incentive stock option" within the meaning of Section 422 of the Code.

           (i) "Independent member of the Board" means a Manager who is not an officer or employee of the Corporation.

           (j) "Non-Qualified Stock Option" means any stock option which is not an Incentive Option.

           (k) "Option" means an option granted pursuant to this Plan.

           (l) "Option Agreement" means an agreement between the Corporation and an employee setting forth the Option grant and its terms and conditions.

           (m) "Optioned Stock" means stock subject to an Option granted pursuant to this Plan.

           (n) "Optionee" means an Employee who receives an Option.

           (o) "Parent" means any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) of the Code.

           (p) "Plan" means the ALL-TECH INVESTMENT GROUP, INC 1998 Stock Option Plan.

           (q) "Subsidiary" means any present or future corporation which would be a "subsidiary corporation" as defined in Subsection 424(f) of the Code.

        3. Shares Subject to the Plan. Except as otherwise permitted by the provisions of paragraph 14 hereof, the aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under this Plan shall be 2,250,000 shares of Common Stock of the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the term of the Plan under

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paragraph 16 shall have expired or the Plan shall have been terminated pursuant to paragraph 18, be available for the grant of other Options under this Plan.

        4. Administration of the Plan. The Plan shall be administered by the Compensation Committee composed of not less than three persons each of whom may be an independent member of the Board or a non member of the Board, in each case to be appointed from time to time by such Board. The Corporation shall grant Options under the Plan only to key persons in accordance with the determination of the Committee as to:

           (a) which key persons shall be granted Options.

           (b) whether options to be granted hereunder shall be Incentive Options, Non-Qualified Options or a combination thereof.

           (c) the number of shares of Optioned Stock.

           (d) the term of each Option.

           (e) the number of shares of Optioned Stock which may be acquired each year of the Option term by the Optionee. If Options are granted pursuant to a vesting schedule, the Committee may provide for acceleration of vesting upon a change of control, which provisions shall be set forth in the Option Agreement.

        The Committee will make its determination under the preceding provisions based upon such factors as a grantee's length of services to the Corporation, the capacity in which such services were rendered, the amount of his compensation, and his responsibilities, duties and functions. Subject to the provisions of this Plan, the Committee may from time to time adopt rules and regulations necessary or advisable for the Plan's administration, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. The determination or the interpretation and construction of any provision of the Plan (and any provision of any Option granted hereunder) by the Committee shall, unless otherwise determined by

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the Board, be final and conclusive.

        5. Eligibility. All Employees are eligible for Options under the Plan. Options shall be granted to Employees who are deemed by the Committee to be key Employees on the basis of the value to the Corporation of their continued employment or the advisability of increasing incentive. A key Employee who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options. No member of the Committee is eligible to receive an Option under the Plan. Non Employees, e.g., consultants, independent contractors and Managers who are not Employees, may be granted Non-Qualified Stock Options if, in the judgment of the Committee, such non-Employees are deemed to have made and/or have the capacity to make significant contributions to the Corporation.

        6. Annual Limit on Incentive Options. The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares for which any Employee may be granted Incentive Options and which becomes exercisable for the first time in any calendar year (under all Incentive Stock Option Plans, as defined in Section 422(b) of the Code, of the Corporation or any Parent or Subsidiary of the Corporation) shall not exceed $100,000 (or such larger amount as may be authorized by amendment to Section 422(d) of the Code).

        7. Term of Option. The term of each Option granted under this Plan shall be established by the Committee, provided that in no event shall any such Option be exercisable after the expiration of 10 years from the date such Option is granted, or 5 years in the case of an Incentive Option granted to an Employee who owns or is deemed to own under Section 424(d) of the Code, at the time the Option is granted, more than 10% of the voting power or value of all classes of stock in the Corporation (or a Parent or Subsidiary of the Corporation).

        8. Option Price. The price per share at which each Option granted under the Plan may be exercised shall, as to any particular Option, be not less than the fair

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market value of the Optioned Stock at the time such Option is granted. If an
Incentive Option is granted to an Employee who owns or is deemed to own under
Section 424(d) of the Code, at the time the Incentive Option is granted, more than 10% of the voting power or value of all classes of stock in the Corporation (or a Parent or Subsidiary of the Corporation), the Option price as to that Incentive Option shall not be less than 110% of the fair market value of the Optioned Stock at the time such Incentive Option is granted. If the Common Stock is traded otherwise than on a national securities exchange at the time of granting an Option, then the fair market value per share shall be the mean between the bid and asked price on the date the Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If the Common Stock is listed on a national securities exchange at the time of granting an Option, then the fair market value per share shall be the average of the highest and lowest selling price on such exchange on the date such Option is granted or, if there were no sales on said date, then the fair market value per share shall be the mean between the bid and asked price on such date.

        9. Procedure for Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to the Optionee. Subject to provisions relative to its termination and limitations on its exercise, an Option granted under the Plan may be exercised at one time with respect to all of the Optioned Stock, or from time to time with respect to a whole number of shares less than the total number of shares of Optioned Stock until such total number of shares has been purchased. Such Option shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares. Payment shall be made in United States dollars to the Corporation (contemporaneously with delivery of each such notice), in cash, or by certified check, bank draft, or money order, of the amount of the Option price for the

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number of shares with respect to which the Option is then being exercised.
Unless the Committee in issuing the Option has provided otherwise, payment may also be made (i) in the form of Common Stock already owned by the Optionee based on the fair market value of the Common Stock on the date of exercise, (ii) by requesting the Corporation to withhold from the number of shares otherwise issuable upon exercise of the Option that number of shares having an aggregate fair market value on the date of exercise equal to the exercise price for all the shares of Common Stock subject to such exercise, or (iii) by a combination thereof; provided, however, that any payment made in the manner set forth in
(i), (ii), (iii) above shall, at all times, be subject to the approval of the Committee. Each such notice and payment shall be delivered, or mailed by registered or certified mail, addressed to the Secretary of the Corporation at the Corporation's executive offices.

        10. Further Conditions of Exercise of an Option.

            (a) Unless otherwise provided in the terms of an Option, an Option granted to an Employee may be exercised by an Optionee only if the Optionee has maintained Continuous Status as an Employee from the date of the grant of the Option to the date three months before the exercise of the Option (one year before the exercise of the Option in the case of an Optionee who is disabled within the meaning of Section 105(d)(4) of the Code). The Committee's determination whether an Optionee's employment has ceased, and the effective date thereof, shall, unless otherwise determined by the Board, be final and conclusive on all persons affected thereby. In the event of the death of an Optionee prior to the exercise of any Option granted to such Optionee pursuant to the Plan, such Option shall be exercisable only prior to the expiration of the term of the Option or within the period of two years next succeeding his death, whichever shall first occur, and then (a) only by his estate or by or on behalf of such person or persons to whom the Optionee's right under the Option shall have passed by the Optionee's Will or by the laws of descent and distribution and (b) if and

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only to the extent that such Optionee was entitled to exercise the Option at the date of his death.

            (b) The terms and conditions of options granted under the Plan shall be set forth or incorporated by reference in the instruments evidencing such options.

            (c) Notwithstanding the provisions of paragraph (a) above, the Committee may vary the periods of time within which a Non-Qualified Option is exercisable, and may elect to permit Incentive Options to be exercised after a paragraph (a) period has elapsed, in which case, the Option will be treated as a Non-Qualified Option.

        11. Interest Prior to Issuance of Shares. Upon exercise of an Option in the manner provided in paragraph 9, the Optionee (or other person entitled to exercise the Option pursuant to a transfer of the Option by will or by the laws of descent and distribution) shall be deemed a shareholder for all purposes, and ownership of the shares of Optioned Stock in the name of the Optionee (or such other person) shall be recorded in the stock transfer books of the Corporation, unless such stock transfer books are closed, in which case ownership of the shares of Optioned Stock in the name of the Optionee (or such other person) shall be recorded in the stock transfer books of the Corporation as soon as they are again open.

        12. Non-Transferability of Options. Incentive Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

        13. Sale of Incentive Option Shares by Optionee. Shares purchased pursuant to an Incentive Option granted under the Plan shall not be sold by the Optionee within one year of the date of purchase or within two years of the grant of the Option. If, however, any sale is made contrary to such provisions, the Option shall be then treated for tax purposes as a Non-Qualified Option.

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        14. Adjustments. In the event that there is any change in the Common
Stock as to Options granted hereunder, through merger, consolidation, recapitalization, reclassification, reorganization, stock split, stock dividend, split-up, combination of shares or otherwise, the Board shall make such adjustments with respect to Options or any provisions of this Plan as it deems equitable to prevent dilution or enlargement of Option rights.

        15. Time of Granting Options. The date of grant of an Option under this Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant. No option shall be granted after the term of the Plan under paragraph 16 has expired or after the Plan has been terminated pursuant to paragraph 18.

        16. Effective Date. The Plan shall become effective upon its adoption by the Board, but the Plan and any Options granted under the Plan shall be cancelled and become null and void if the Plan is not approved by an affirmative vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote thereon at a legal meeting held within twelve (12) months before or after the date it is adopted. If the Plan is not cancelled pursuant to the preceding sentence, the Plan shall continue in effect for a term of ten (10) years from the earlier of the date the Plan is adopted by the Board or approved by the shareholders, unless sooner terminated under paragraph 18.

        17. Modification of Options. At any time and from time to time the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair any right or benefit under the Option without the consent of the holder of the Option.

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        18. Amendment and Termination of the Plan. The Board may alter, suspend or discontinue the Plan except that no action of the Board may increase (other than as provided in Section 14) the maximum number of shares permitted to be optioned under the Plan, reduce the Option price, extend the period within which Options may be exercised, vary the class of Employees eligible to receive Options, or, without the consent of the holder of any Option, impair such Option.

        19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

        20. Reservation of Shares. The Corporation, during the term of this Plan, will reserve and keep available a number of Shares of Common Stock sufficient to satisfy the requirements of the Plan.

        21. Application of Funds. The proceeds received by the Corporation from the sale of its Common Stock pursuant to Options granted under the Plan shall be used in the discretion of the Board for the Corporation's general corporate purposes.

        22. Instruments Evidencing Options. The terms and conditions of Options granted under this Plan shall be set forth or incorporated by reference in the instruments evidencing such options.

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